PERFORMA FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION




                                 OCTOBER 1, 1997




                        PERFORMA DISCIPLINED GROWTH FUND
                          PERFORMA SMALL CAP VALUE FUND
                       PERFORMA STRATEGIC VALUE BOND FUND
                           PERFORMA GLOBAL GROWTH FUND



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                                 PERFORMA FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                 OCTOBER 1, 1997


ACCOUNT INFORMATION AND
SHAREHOLDER SERVICING:                    DISTRIBUTION:
         Norwest Bank Minnesota, N.A.             Forum Financial Services, Inc.
         Transfer Agent                           Manager and Distributor
         733 Marquette Avenue                     Two Portland Square
         Minneapolis, MN  55479-0040              Portland, Maine 04101
         (612) 667-8833/(800) 338-1348            (207) 879-1900

The Performa Funds are separate series of Norwest Advantage Funds, an open-end, management investment company registered under the Investment Company Act of 1940, as amended.

This Statement of Additional Information supplements the Prospectus dated October 1, 1997, as may be amended from time to time, offering shares of Performa Disciplined Growth Fund, Performa Small Cap Value Fund, Performa Strategic Value Bond Fund and Performa Global Growth Fund.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ ONLY IN CONJUNCTION WITH A THE CURRENT PROSPECTUS, COPIES OF WHICH MAY BE OBTAINED BY AN INVESTOR WITHOUT CHARGE BY CONTACTING THE DISTRIBUTOR AT THE ADDRESS LISTED ABOVE.


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

                                                  TABLE OF CONTENTS
                                                                                                    PAGE

         Introduction                                                                               1

         1.  Investment Policies                                                                    3
                  Security Ratings Information                                                      3
                  Fixed Income Investments                                                          3
                  Mortgage-Backed And Asset-Backed  Securities                                      7
                  Interest Rate Protection Transactions                                             8
                  Hedging And Option Income Strategies                                              9
                  Foreign Currency Transactions                                                    13
                  Equity Securities and Additional Information                                     14
                  Illiquid Securities and Restricted Securities                                    17
                  Loans of Portfolio Securities                                                    18
                  Borrowing And Transactions Involving Leverage                                    18
                  Repurchase Agreements                                                            21
                  Temporary Defensive Position                                                     21

         2.  Investment Limitations                                                                21
                  Fundamental Limitations                                                          22
                  Non-Fundamental Limitations                                                      23

         3.  Performance and Advertising Data                                                      24
                  SEC Yield Calculations                                                           25
                  Total Return Calculations                                                        25
                  Other Advertisement Matters                                                      26

         4.  Management                                                                            27
                  Trustees and Officers                                                            27
                  Investment Advisory Services                                                     33
                  Management and Administrative Services                                           36
                  Distribution                                                                     38
                  Transfer Agent                                                                   39
                  Custodian                                                                        39
                  Portfolio Accounting                                                             40
                  Expenses                                                                         41

         5.  Portfolio Transactions                                                                41

         6.  Additional Purchase and Redemption Information                                        43
                  General                                                                          43
                  Exchanges                                                                        43
                  Redemptions                                                                      43

         7.  Taxation                                                                              44

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                                                 TABLE OF CONTENTS

                                                                                                    PAGE


         8.  Additional Information About the Trust and the Shareholders of the Funds                45
                  Counsel and Auditors                                                               45
                  General Information                                                                45
                  Shareholdings                                                                      46
                  Financial Statements                                                               46
                  Registration Statement                                                             46

         Appendix A - Description of Securities Ratings                                             A-1



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                                  INTRODUCTION

The Trust was originally organized under the name "Prime Value Funds, Inc." as a Maryland corporation on August 29, 1986, and on July 30, 1993, was reorganized as a Delaware business trust under the name "Norwest Funds." On October 1, 1997, the Trust changed its name to "Norwest Advantage Funds."

Each  Fund's  investment   adviser  is  Norwest  Investment   Management,   Inc.
("Norwest"), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"). Norwest also is the investment adviser of each Core Portfolio (other than Schroder Global Growth Portfolio). Norwest Bank, a subsidiary of Norwest Corporation, serves as the Trust's transfer agent, dividend disbursing agent and custodian.

Smith Asset Management Group, LP ("Smith") serves as investment subadviser of Performa Disciplined Growth Fund/ Disciplined Growth Portfolio and Performa Small Cap Value Fund/ Small Cap Value Portfolio.

Galliard Capital Management, Inc. ("Galliard") serves as investment subadviser of Performa Strategic Value Bond Fund/Strategic Value Bond Portfolio.

Schroder Capital Management International Inc. ("Schroder") serves as investment adviser to Schroder Global Growth Portfolio. Schroder also serves as an investment subadviser of Performa Global Growth Fund.

Forum Financial Services, Inc. ("Forum"), a registered broker-dealer, serves as the Trust's manager and as distributor of the Trust's shares. Forum Administrative Services, Limited Liability Company ("FAS") serves as each Fund's administrator.

As used in this SAI, the following terms shall have the meanings listed:

         "Advisers" or "Investment Advisers" shall mean, collectively, Norwest, Schroder and the Subadvisers.

         "Board" shall mean the Board of Trustees of the Trust.

         "CFTC" shall mean the U.S. Commodities Futures Trading Commission.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Core Trust" shall mean Core Trust (Delaware), an open-end, management investment company registered under the 1940 Act.

         "Core Trust Board" shall mean the Board of Trustees of Core Trust.

         "Custodian" shall mean Norwest acting in its capacity as custodian of a Fund.

         "Bond" includes fixed income investments issued with a final maturity of 3 years or more, or that on their face are described as "bonds."

         "FAS" shall mean Forum Administrative Services, Limited Liability Company, the Trust's administrator.

         "Fitch" shall mean Fitch Investors Service, L.P.

         "Forum" shall mean Forum Financial Services, Inc., a registered broker-dealer and distributor of the Trust's shares.

         "Forum Accounting" shall mean Forum Accounting Services, Limited Liability Company, the Trust's fund accountant.


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         "Fund" shall mean each of the four separate  portfolios of the Trust to which this Statement of Additional Information relates as identified on the cover page.

         "Galliard" shall mean Galliard Capital Management, Inc., the investment subadviser to Performa Strategic Value Bond Fund/Strategic Value Bond Portfolio.

         "Moody's" shall mean Moody's Investors Service.

         "Norwest" shall mean Norwest Investment Management, Inc., a subsidiary of Norwest Bank Minnesota, N.A.

         "Norwest Bank" shall mean Norwest Bank Minnesota, N.A., a subsidiary of Norwest Corporation.

         "NRSRO" shall mean a nationally recognized statistical rating organization.

         "Performa Funds" shall mean the Funds set forth on the cover page of this Statement of Additional Information.

         "Portfolio" shall mean, Disciplined Growth Portfolio, Small Cap Value Portfolio, Strategic Value Bond Portfolio and Schroder Global Growth Portfolio, each a separate portfolio of Core Trust.

         "Schroder" shall mean Schroder Capital Management Inc., the investment adviser to Schroder Global Growth Portfolio.

         "Schroder Core" shall mean Schroder Capital Funds, open-end, management investment company registered under the 1940 Act.

         "Schroder Core Board" shall mean the Board of Trustees of Schroder Capital Funds.

         "SEC" shall mean the U.S. Securities and Exchange Commission.

         "S&P" shall mean Standard & Poor's.

         "Smith" shall mean Smith Asset Management Group, L.P.

         "Stock Index Futures" shall mean futures contracts that relate to broadly-based stock indices.

         "Subadvisers or "Investment Subadvisers: shall mean, collectively, Galliard Capital Management, Inc., Smith Asset Management Group, LP and Schroder Capital Management Inc., as applicable.

         "Transfer Agent" shall mean Norwest Bank acting in its capacity as transfer and dividend disbursing agent of a Fund.

         "Trust" shall mean Norwest Advantage Funds, an open-end, management investment company registered under the 1940 Act.

         "U.S. Government Securities" shall mean obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         "1933 Act" shall mean the Securities Act of 1933, as amended.

         "1940 Act" shall mean the Investment Company Act of 1940, as amended.

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1.       INVESTMENT POLICIES

The following discussion is intended to supplement the discussion in the Prospectus concerning each Portfolio's investments, investment techniques and strategies and the risks associated therewith (as well as those of each Fund, to the extent that the Fund is invested in a Portfolio). Certain of the Funds are designed for investment of that portion of an investor's funds which can appropriately bear the special risks associated with certain types of investments (i.e., investment in smaller capitalization companies). No Fund or Portfolio may make any investment or employ any investment technique or strategy not referenced in the Prospectus which relates to that Fund or Portfolio. For example, while the SAI describes "swap" transactions below, only those Funds or Portfolios whose investment policies, as described in the Prospectus, allow the Fund or Portfolio to invest in swap transactions may do so. The discussion below refers to the investment policies of the Portfolios. Because the investment policies of each Fund are substantially similar to the investment policies of the Portfolio in which the Fund invests, the discussion below is equally applicable to the Fund.

SECURITY RATINGS INFORMATION

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Portfolios may use these ratings to determine whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Portfolio (neither event requiring sale of such security by a Portfolio, the Portfolio's Adviser will determine whether the Portfolio should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Investment Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

A Portfolio may purchase unrated securities if its Adviser determines the security to be of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may not be as actively traded as rated securities. A Portfolio may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by its Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Portfolio.

FIXED INCOME INVESTMENTS

GENERAL INFORMATION CONCERNING FIXED INCOME SECURITIES

Yields on fixed income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

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

Obligations  of  issuers  of  fixed  income  securities   (including   municipal
securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

U.S. GOVERNMENT SECURITIES

In addition to obligations of the U.S. Treasury, each Fund may invest in U.S. Government Securities. Agencies, instrumentalities and government sponsored enterprises that issue or guarantee debt securities and which have been established or sponsored by the United States Government include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Small Business Administration, the Government National Mortgage Association and the Student Loan Marketing Association. Some are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported primarily or solely by the creditworthiness of the issuer. No assurance can be given that the U.S. government would provide financial support to government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit. A Portfolio will invest in the obligations of such agencies or instrumentalities only when its Adviser believes that the credit risk with respect thereto is consistent with the Portfolio's investment policies.

BANK OBLIGATIONS

Each Portfolio may, in accordance with the policies described in the Prospectus, invest in obligations of financial institutions, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. A Portfolio's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both. Investments in foreign bank obligations are limited to banks and branches located in countries which the Portfolio's Adviser believes do not present undue risk.

A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Portfolio's yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Portfolio's right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities.

The Portfolios may invest in Eurodollar certificates of deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are essentially the same as ETDs, except that they are issued by Canadian offices of major Canadian banks.

Investments that a Portfolio may make in instruments of foreign banks, branches or subsidiaries may involve certain risks, including future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities, the possible seizure or nationalization of foreign deposits, differences from domestic banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign governmental laws or restrictions applicable to the payment of certificates of deposit or time deposits which might affect adversely the payment of principal and interest on such securities held by the Portfolio.

SHORT TERM DEBT SECURITIES/COMMERCIAL PAPER

Each Portfolio may assume a temporary defensive position and may invest without limit in commercial paper that is rated in one of the two highest rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality. Certain Portfolios may invest in commercial paper as an investment and not as a temporary defensive position. Except as noted below with respect to variable master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Portfolio may demand payment of principal and accrued interest at any time. Variable amount master demand notes must satisfy the same criteria as set forth above for commercial paper.

GUARANTEED INVESTMENT CONTRACTS

Strategic Value Bond Portfolio may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. The Portfolio will purchase a GIC only when the Adviser has determined that the GIC presents minimal credit risks to the Portfolio and is of comparable quality to instruments in which the Portfolio may otherwise invest. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC may be considered an illiquid investment. The term of a GIC will be one year or less.

In determining the average weighted portfolio maturity of the Portfolio, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

ZERO COUPON SECURITIES

Zero coupon securities are sold at original issue discount and pay no interest to holders prior to maturity. Accordingly, these securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Federal tax law requires a Portfolio to accrue a portion of the discount at which a zero-coupon security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year. Interest on these securities, however, is reported as income by the Portfolio and must be distributed to its shareholders. The Portfolios distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a

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time when the Investment  Adviser would not have chosen to sell such  securities and which may result in a taxable gain or loss.

Currently, U.S. Treasury securities issued without coupons include Treasury bills and separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These stripped components are traded independently under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES"). A number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). In addition, corporate debt securities may be zero coupon securities.

VARIABLE AND FLOATING RATE SECURITIES

The securities in which the Portfolios invest (including municipal securities or mortgage- and asset-backed securities, as applicable) may have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically accordingly to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Portfolio may be tied to Treasury or other government securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities (including mortgage-related securities or mortgage-backed securities) pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For instance, upon reset the interest rate payable on a security may go down when the underlying index has risen. During times when short-term interest rates are relatively low as compared to long-term interest rates a Portfolio may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This form of leverage may have the effect of increasing the volatility of the security's market value while increasing the security's, and thus the Portfolio's, yield.

There may not be an active secondary market for any particular floating or variable rate instruments (particularly inverse floaters and similar instruments) which could make it difficult for a Portfolio to dispose of the instrument if the issuer defaulted on its repayment obligation during periods that the Portfolio is not entitled to exercise any demand rights it may have. A Portfolio could, for this or other reasons, suffer a loss with respect to an instrument. Each Portfolio's Adviser monitors the liquidity of the Portfolios' investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Many variable rate instruments include the right of the holder to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The payment of principal and interest by issuers of certain securities purchased by the Portfolios may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the Portfolios' investment quality requirements.

Variable rate obligations purchased by the Portfolios may include participation interests in variable rate obligations purchased by the Portfolios from banks, insurance companies or other financial institutions that are backed by irrevocable letters of credit or guarantees of banks. The Portfolios can exercise the right, on not more than thirty days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of a Portfolio's participation interest in the instrument, plus accrued interest, but will do so only: (1) as required to provide liquidity to a Portfolio; (2) to maintain a high quality investment portfolio; or (3) upon a default under the terms of the demand instrument. Banks and other financial institutions retain portions of the interest paid on such variable rate obligations as their fees for servicing such instruments and the issuance of related letters of credit, guarantees and repurchase commitments.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Portfolio might be entitled to less than the initial principal amount of the security upon the security's maturity. The Portfolios intend to purchase such securities only when the Portfolio's Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. A Portfolio may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that a Portfolio will be able to limit principal fluctuations and, accordingly, a Portfolio may incur losses on those securities even if held to maturity without issuer default.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

TYPES OF CREDIT ENHANCEMENT

To lessen the effect of failures by obligors to make payments, mortgage-backed securities may contain elements of credit enhancement. Credit enhancement falls into two categories: (1) liquidity protection; and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of security.

Examples of credit enhancement arising out of the structure of the transaction include: (1) "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class); (2) creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses); and (3) "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that covered by credit enhancement protection could adversely affect the return on an investment in such a security.

ASSET-BACKED SECURITIES

A Portfolio may invest in asset-backed securities, which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution.

Asset-backed securities present certain risks that are not presented by mortgage-backed debt securities or other securities in which a Portfolio may invest. Primarily, these securities do not always have the benefit of a security interest in comparable collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

INTEREST-ONLY AND PRINCIPAL-ONLY SECURITIES

Some tranches of mortgage-backed securities, including CMOs, are structured so that investors receive only principal payments generated by the underlying collateral. Principal only securities ("POs") usually sell at a deep discount from face value on the assumption that the purchaser will ultimately receive the entire face value through scheduled payments and prepayments; however, the market values of POs are extremely sensitive to prepayment rates, which, in turn, vary with interest rate changes. If interest rates are falling and prepayments accelerate, the value of the PO will increase. On the other hand, if rates rise and prepayments slow, the value of the PO will drop.

Interest only securities ("IOs") result from the creation of POs; thus, CMOs with PO tranches also have IO tranches. IO securities sell at a deep discount to their "notional" principal amount, namely the principal balance used to calculate the amount of interest due. They have no face or par value and, as the notional principal amortizes and prepays, the IO cash-flow declines.

Unlike POs, IOs increase in value when interest rates rise and prepayment rates slow; consequently they are often used to "hedge" portfolios against interest rate risk. If prepayment rates are high, a Fund may receive less cash back than it initially invested.

INTEREST RATE PROTECTION TRANSACTIONS

Certain Portfolios may enter into interest rate protection transactions, including interest rate swaps, caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange interest payment streams that are based, for example, on variable and fixed rates that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the payments are made when a designated market interest rate either goes above a designated ceiling or goes below a designated floor on predetermined dates or during a specified time period.

A Portfolio may enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment.

A Portfolio may enter into interest rate protection transactions on an asset-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Portfolios believe such obligations do not constitute senior securities. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. Government Securities or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Portfolios also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Portfolio.

A Portfolio will enter into interest rate protection transactions only with banks and other institutions believed by the adviser to the Portfolio to present minimal credit risks. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized and, accordingly, are less liquid than swaps.

HEDGING AND OPTION INCOME STRATEGIES

Each Portfolio may: (1) purchase or sell (write) put and call options on securities to enhance the Portfolio's performance and (2) seek to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options on individual securities or securities or financial indices and through the purchase and sale of financial futures contracts and related options. Certain Portfolios currently do no not intend to enter into any such transactions. Whether or not used for hedging purposes, these investments techniques involve risks that are different in certain respects from the investment risks associated with the other investments of a Portfolio. Principal among such risks are: (1) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (2) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (3) possible losses resulting from the inability of the Portfolio's Investment Adviser to correctly predict the direction of stock prices, interest rates and other economic factors. To the extent a Portfolio invests in foreign securities, it may also invest in options on foreign currencies, foreign currency futures contracts and options on those futures contracts. Use of these instruments is subject to regulation by the SEC, the several options and futures exchanges upon which options and futures are traded or the CFTC.

No assurance can be given that any hedging or option income strategy will succeed in achieving its intended result.

Except as otherwise noted in the Prospectus or herein, the Portfolios will not use leverage in their option income and hedging strategies. In the case of transactions entered into as a hedge, a Portfolio will hold securities, currencies or other options or futures positions whose values are expected to offset ("cover") its obligations thereunder. A Portfolio will not enter into a hedging strategy that exposes it to an obligation to another party unless it owns either: (1) an offsetting ("covered") position or (2) cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) with a value sufficient at all times to cover its potential obligations. When required by applicable regulatory guidelines, the Portfolios will set aside cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) in a segregated account with its custodian in the prescribed amount. Any assets used for cover or held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES

A Portfolio may purchase put and call options written by others and sell put and call options covering specified individual securities, securities or financial indices or currencies. A put option (sometimes called a "standby commitment") gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying currency. A Portfolio may buy or sell both exchange-traded and over-the-counter ("OTC") options. A Portfolio will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Adviser believes that a liquid secondary market for the option exists. When a Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities by the Portfolios.

Upon selling an option, a Portfolio receives a premium from the purchaser of the option. Upon purchasing an option the Portfolio pays a premium to the seller of the option. The amount of premium received or paid by the Portfolio is based upon certain factors, including the market price of the underlying securities, index or currency, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

Certain Portfolios may purchase call options on debt securities that the adviser intends to include in the Portfolio's portfolio in order to fix the cost of a future purchase. Call options may also be purchased as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Portfolio to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Portfolio either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. A Portfolio may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Portfolio to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Portfolio is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Portfolio realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

An investment adviser of a Portfolio may write call options when it believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs.

Certain Portfolios may purchase and write put and call options on fixed income or equity security indices in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the fixed income or equity securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities which are being hedged. Index options are settled exclusively in cash.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS

A Portfolio may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in "Hedging and Option Income Strategies --Options Strategies" and "Foreign Currency Transactions" which influence foreign exchange sales and investments generally.

The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Portfolio may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING

A Portfolio may effectively terminate its right or obligation under an option contract by entering into a closing transaction. For instance, if the Portfolio wished to terminate its potential obligation to sell securities or currencies under a call option it had written, a call option of the same type would be purchased by the Portfolio. Closing transactions essentially permit the Portfolio to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. In addition:

         (1) The successful use of options depends upon the investment adviser's ability to forecast the direction of price fluctuations in the underlying securities or currency markets, or in the case of an index option, fluctuations in the market sector represented by the index.

         (2) Options normally have expiration dates of up to nine months. Options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

         (3) A position in an exchange-listed option may be closed out only on an exchange which provides a market for identical options. Most exchange-listed options relate to equity securities. Exchange markets for options on foreign currencies are relatively new, and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There is no assurance that a liquid secondary market will exist for any particular option at any specific time. If it is not possible to effect a closing transaction, a Portfolio would have to exercise the option which it purchased in order to realize any profit. The inability to effect a closing transaction on an option written by a Portfolio may result in material losses to the Portfolio.

         (4) A Portfolio's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs.

         (5) When a Portfolio enters into an over-the-counter contract with a counterparty, the Portfolio will assume the risk that the counterparty will fail to perform its obligations, in which case the Portfolio could be worse off than if the contract had not been entered into.

FUTURES STRATEGIES

A futures contract is a bilateral agreement wherein one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or the currency as called for in the contract at a specified future date and at a specified price. For futures contracts with respect to an index, delivery is of an amount of cash equal to a specified dollar amount times the difference between the index value at the time of the contract and the close of trading of the contract.

A Portfolio may sell interest rate futures contracts in order to continue to receive the income from a fixed income security, while endeavoring to avoid part of or all of a decline in the market value of that security which would accompany an increase in interest rates.

A Portfolio may purchase index futures contracts for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than securities in the index.

A Portfolio may purchase call options on a futures contract as a means of obtaining temporary exposure to market appreciation at limited risk. This strategy is analogous to the purchase of a call option on an individual security, in that it can be used as a temporary substitute for a position in the security itself.

A Portfolio may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, a Portfolio may sell foreign currency futures contracts when its Investment Adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Portfolio's foreign securities holdings. A Portfolio may purchase a foreign currency futures contract to hedge against an anticipated foreign exchange rate increase pending completion of anticipated transactions. Such a purchase would serve as a temporary measure to protect the Portfolio against such increase. A Portfolio may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Portfolio may write call options on foreign currency futures contracts as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING

No price is paid upon entering into futures contracts; rather, a Portfolio is required to deposit (typically with its custodian in a segregated account in the name of the futures broker) an amount of cash or U.S. Government Securities generally equal to 5% or less of the contract value. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, would be made on a daily basis as the value of the futures position varies. When writing a call on a futures contract, variation margin must be deposited in accordance with applicable exchange rules. The initial margin in futures transactions is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied.

Holders and writers of futures and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, a futures contract or related option with the same terms as the position held or written. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts.

Under certain circumstances, futures exchanges may establish daily limits in the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In that event, it may not be possible for a Portfolio to close a position, and in the event of adverse price movements, it would have to make daily cash payments of variation margin. In addition:

         (1) Successful use by a Portfolio of futures contracts and related options will depend upon the investment adviser's ability to predict movements in the direction of the overall securities and currency markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future; thus, for example, trading of stock index futures may not reflect the trading of the securities which are used to formulate an index or even actual fluctuations in the relevant index itself.

         (2) The price of futures contracts may not correlate perfectly with movement in the price of the hedged currencies due to price distortions in the futures market or otherwise. There may be several reasons unrelated to the value of the underlying currencies which causes this situation to occur. As a result, a correct forecast of general market trends may still not result in successful hedging through the use of futures contracts over the short term.

         (3) There is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin.

         (4) Like other options, options on futures contracts have a limited life. A Portfolio will not trade options on futures contracts on any exchange or board of trade unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with options on futures transactions are not greater than the risks in connection with futures transactions.

         (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs is all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements.

         (6) A Portfolio's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions.

         (7) Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. In addition, settlement of foreign currency futures contracts must occur within the country issuing that currency. Thus, a Portfolio must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and the Portfolio may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

COMMODITY FUTURES CONTRACTS AND COMMODITY OPTIONS

A Portfolio may invest in certain financial futures contracts and options contracts in accordance with the policies described in the Prospectus and above. A Portfolio will only invest in futures contracts, options on futures contracts and other options contracts that are subject to the jurisdiction of the CFTC after filing a notice of eligibility and otherwise complying with the requirements of Section 4.5 of the rules of the CFTC. Pursuant to that section, a Portfolio will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Portfolio's net assets.

FOREIGN CURRENCY TRANSACTIONS

Investments in foreign companies will usually involve the currencies of foreign countries. In addition, a Portfolio may temporarily hold funds in bank deposits in foreign currencies pending the completion of certain investment programs. Accordingly, the value of the assets of a Portfolio, as measured in U.S. dollars, may be affected by changes in foreign currency exchange rates and exchange control regulations. In addition, the Portfolio may incur costs in connection with conversions between various currencies. A Portfolio may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers and involve the risk that the other party to the contract may fail to deliver currency when due, which could result in losses to the Portfolio. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Foreign exchange dealers realize a profit based on the difference between the price at which they buy and sell various currencies.

A Portfolio may enter into forward contracts under two circumstances. First, with respect to specific transactions, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, a Portfolio may enter into forward contracts in connection with existing portfolio positions. For example, when an Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's investment securities denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk of inaccurate predictions of currency price movements, which may cause the Fund to incur losses on these contracts and transaction costs. The Advisers do not intend to enter into forward contracts on a regular or continuous basis and will not do so if, as a result, a Portfolio will have more than 25 percent of the value of its total assets committed to such contracts or the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's investment securities or other assets denominated in that currency.

At or before the settlement of a forward contract, a Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain the currency through the conversion of assets of the Portfolio into the currency. The Portfolio may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract. If the Fund engages in an offsetting transaction, it will realize a gain or a loss to the extent that there has been a change in forward contract prices. Additionally, although forward contracts may tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global, around-the-clock market.

When required by applicable regulatory guidelines, a Portfolio will set aside cash, U.S. Government Securities or other liquid assets in a segregated account with its custodian in the prescribed amount.

EQUITY SECURITIES AND ADDITIONAL INFORMATION

COMMON STOCK AND PREFERRED STOCK

Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters, such as mergers. They are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, in general, as to the recovery of investment. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by a Portfolio may be traded in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Portfolio of a portfolio security to meet redemptions by shareholders or otherwise may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

CONVERTIBLE SECURITIES

A Portfolio may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Although no securities investment is without some risk, investment in convertible securities generally entails less risk than in the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by a comparison of its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

EQUITY-LINKED SECURITIES

Equity-linked securities are securities that are convertible into or based upon the value of, equity securities upon certain terms and conditions. The following are three examples of equity-linked securities.

Preferred Equity Redemption Cumulative Stock ("PERCS") technically are preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer either at any time or when the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS' duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, a Portfolio may be compensated with a substantially higher dividend yield than that on the underlying common stock. Portfolios that seek current income find PERCS attractive because a PERCS provides a higher dividend income than that paid with respect to a company's common stock.

Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the investing Portfolio may be compensated with the higher yield, contingent on how well the underlying common stock does. Portfolio s that seek current income find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company's common stock.

Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, a Portfolio will not receive any interest payments until the notes mature, typically in 15 or 20 years, when the notes are redeemed at face, or par, value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYON. Commonly, LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. A Portfolio will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors when it appears that they will increase in value due to the rise in value of the underlying common stock.

WARRANTS

A warrant is an option to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. The price of warrants does not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the Portfolio will lose the purchase price paid for the warrant and the right to purchase the underlying security.

HIGH YIELD/JUNK BONDS

Securities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities and are considered speculative by those rating agencies. Junk bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. Although the growth of the high yield/high risk securities market in the 1980's had paralleled a long economic expansion, many issuers subsequently have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on:
(1) the high yield bond market; (2) the value of high yield/high risk securities; and (3) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In addition, the market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the market for investment grade securities. Under adverse market or economic conditions, the market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

In periods of reduced market liquidity, prices of high yield/high risk securities may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for high yield/high risk securities by various dealers. Under such conditions, the Portfolio under supervision of the Board of Trustees, may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and rely more heavily on the judgment of the Portfolio's Investment Adviser.

Prices for high yield/high risk securities also may be affected by legislative and regulatory developments. For example, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. These laws could adversely affect the Portfolio's net asset value and investment practices, the market for high yield/high risk securities, the financial condition of issuers of these securities and the value of outstanding high yield/high risk securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Adviser may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Portfolio experiences unexpected net redemptions, the Adviser may be forced to sell the Portfolio's higher rated securities, resulting in a decline in the overall credit quality of the Portfolio's portfolio and increasing the exposure of the Portfolio to the risks of high yield/high risk securities.

ILLIQUID AND RESTRICTED SECURITIES

Each Portfolio may invest up to 15 percent of its net assets in securities that at the time of purchase are illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities"), securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities, and which are otherwise not readily marketable and includes, among other things, purchased over-the-counter (OTC) options and repurchase agreements not entitling the holder to repayment within seven days. The Board and, in the case of the Portfolios, the Core Trust Board and Schroder Core Board, has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making day-to-day determinations of liquidity to the investment adviser of each Portfolio, pursuant to guidelines approved by the applicable board. The Investment Advisers take into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The investment advisers monitor the liquidity of the securities held by each Portfolio and report periodically on such decisions to the Board, Core Trust Board or Schroder Core Board, as applicable.

In connection with a Portfolio's original purchase of restricted securities, it may negotiate rights with the issuer to have such securities registered for sale at a later time. Further, the expenses of registration of restricted securities that are illiquid may also be negotiated by a Portfolio with the issuer at the time such securities are purchased by the Portfolio. When registration is required, however, a considerable period may elapse between a decision to sell the securities and the time the Portfolio would be permitted to sell such securities. A similar delay might be experienced in attempting to sell such securities pursuant to an exemption from registration. Thus, a Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.

Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Portfolio might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Portfolio might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.

A institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act under guidelines adopted by the Board, Core Trust Board and Schroder Core Board, the investment advisers may determine that such securities are not illiquid securities. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Portfolio 's holdings of that security may be illiquid.

LOANS OF PORTFOLIO SECURITIES

Each Portfolio may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. Government securities, or other cash equivalents in which the Portfolio is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Portfolio if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Portfolio. In a portfolio securities lending transaction, the Portfolio receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders' or administrative fees the Portfolio pays in arranging the loan. The Portfolio may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by the Core Trust or Schroder Core Board. No Portfolio will lend its portfolio securities to any officer, director, employee or affiliate of the Portfolio or the Portfolio's Adviser. The terms of the Portfolio's loans must meet certain tests under the Internal Revenue Code and permit the Portfolio to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

BORROWING AND TRANSACTIONS INVOLVING LEVERAGE

Each Portfolio may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3 percent of the Portfolio's total assets. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Except as otherwise noted, no Portfolio may purchase securities for investment while any borrowing equaling five percent or more of the Portfolio's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding five percent of the value of the Portfolio's total assets. A Portfolio's use of borrowed proceeds to make investments would subject the Portfolio to the risks of leveraging. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Portfolio maintains a segregated account.

OTHER TECHNIQUES INVOLVING LEVERAGE

Utilization of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Portfolios may engage in dollar roll transactions. Each of these transactions involve the use of "leverage" when cash made available to the Portfolio through the investment technique is used to make additional portfolio investments. A Portfolio uses these investment techniques only when the Portfolio's Adviser believes that the leveraging and the returns available to the Portfolio from investing the cash will provide shareholders a potentially higher return.

Leverage exists when a Portfolio achieves the right to a return on a capital base that exceeds the amount the Portfolio has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Portfolio. Leverage may involve the creation of a liability that requires the Portfolio to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).

The risks of leverage include a higher volatility of the net asset value of the Portfolio's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Portfolio than if the Portfolio were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Portfolio's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Portfolio's use of leverage would result in a lower rate of return than if the Portfolio were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Portfolio were not leveraged. In an extreme case, if the Portfolio's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Portfolio to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

SEGREGATED ACCOUNT

In order to limit the risks involved in various transactions involving leverage, the Core Trust or Schroder Core custodian will setup and maintain in a segregated account for each Portfolio cash, U.S. Government Securities (or other assets as may be permitted by the SEC) in accordance with SEC guidelines. The account's value, which is marked to market daily, will be at least equal to the Portfolio's commitments under these transactions. The Portfolio's commitments include the Portfolio's obligations to repurchase securities under a reverse repurchase agreement and settle when-issued and forward commitment transactions.

When a Portfolio invests in a derivative instrument, it may be required to segregate cash and other assets with its custodian. Segregating assets could diminish the Portfolio's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

MARGIN AND SHORT SALES

The Portfolios may make short sales of securities against the box. A short sale is "against the box" to the extent that while the short position is open, the Portfolio must own an equal amount of the securities sold short, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against the box may in certain cases be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. Under recently enacted legislation, if a Portfolio has unrealized gain with respect to a long position and enters into a short sale against-the-box, the Portfolio generally will be deemed to have sold the long position for tax purposes and thus will recognize gain. Prohibitions on entering short sales other than against the box does not restrict a Portfolio's ability to use short-term credits necessary for the clearance of portfolio transactions and to make margin deposits in connection with permitted transactions in options and futures contracts.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are transactions in which Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Certain Portfolios may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In those cases, the purchase price and the interest rate payable on the securities are fixed on the transaction date and delivery and payment may take place a month or more after the date of the transaction. When a Portfolio enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of the security, although delivery and payment occur at a later date. To facilitate such acquisitions, the Portfolio will maintain with its custodian a separate account with portfolio securities in an amount at least equal to such commitments.

At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Portfolio will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. The value of the fixed income securities to be delivered in the future will fluctuate as interest rates and the credit of the underlying issuer vary. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities, sales of the securities held in the separate account or from other available sources of cash. A Portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than purchase the security. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, realize a gain or loss due to market fluctuation.

To the extent a Portfolio engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring securities consistent with the Portfolio's investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to dispose of the right to acquire these securities before the settlement date if deemed advisable.

The use of when-issued and delayed delivery transactions enables the Portfolio to hedge against anticipated changes in interest rates and prices. If an investment adviser were to forecast incorrectly the direction of interest rate movements, however, a Portfolio advised by the investment adviser might be required to complete when-issued or delayed delivery transactions at prices inferior to the current market values. When-issued securities and delayed delivery transactions may be sold prior to the settlement date, but a Portfolio enters into when-issued and delayed delivery transaction only with the intention of actually receiving or delivering the securities, as the case may be. In some instances, the third-party seller of when-issued or delayed delivery securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Portfolio may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Fund to "roll over" its purchase commitment, the Portfolio may receive a negotiated fee. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Any significant commitment of a Portfolio's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's net asset value. For purposes of the Portfolios' investment policies, the purchase of securities with a settlement date occurring on a Public Securities Association approved settlement date is considered a normal delivery and not a when-issued or delayed delivery purchase.

REPURCHASE AGREEMENTS

The Portfolio s may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. In a typical repurchase agreement, the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. Each Adviser will, with respect to the Funds it advises, monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price (including accrued interest). In the event of default by the seller under the repurchase agreement, a Portfolio may have difficulties in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. To evaluate potential risks, the Adviser reviews the credit-worthiness of those banks and dealers with which the Portfolio enters into repurchase agreements.

Securities subject to repurchase agreements will be held by the Portfolio's custodian or another qualified custodian or in the Federal Reserve book-entry system. Repurchase agreements are considered to be loans by a Portfolio for certain purposes under the 1940 Act.

TEMPORARY DEFENSIVE POSITION

When a Portfolio, in accordance with the policies described in the Prospectus, assumes a temporary defensive position, it may invest without limit in: (1) short-term U.S. Government Securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation; (3) commercial paper of prime quality rated Prime-2 or higher by Moody's or A-2 or higher by S&P or, if not rated, determined by the investment adviser to be of comparable quality; (4) repurchase agreements covering any of the securities in which the Portfolio may invest directly; and
(5) money market mutual funds.

2.       INVESTMENT LIMITATIONS

For purposes of all fundamental and nonfundamental  investment  policies of each
Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Each Fund has adopted the investment policies listed in this section which are nonfundamental policies unless otherwise noted. Except for its investment objective, which is fundamental, the Fund has not adopted any fundamental policies except as required by the 1940 Act or other applicable law.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy cannot be changed without the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented.

FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations which are fundamental policies of the Fund. Each Portfolio has the same fundamental investment policies as the Fund that invests in the Portfolio.

1.       DIVERSIFICATION

                  No Fund may, with respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

2.       INDUSTRY CONCENTRATION

                  No Fund may purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government securities, in repurchase agreements covering U.S. Government Securities, in securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction.

                    Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, each Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

                  For purposes of this policy: (1) "mortgage related securities," as that term is defined in the 1934 Act, are treated as securities of an issuer in the industry of the primary type of asset backing the security; (2) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (3) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone).

3.       BORROWING

                  No Fund may borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets.

4.       REAL ESTATE

                  No Fund may purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

5.       LENDING

                  No Fund may make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

                  No Fund may lend a security if, as a result, the amount of loaned securities would exceed an amount equal to 33 1/3% of the Fund's total assets.

6.       COMMODITIES

                  No Fund may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.       UNDERWRITING

                  No Fund may  underwrite  (as that term is  defined in the 1933
                  Act) securities issued by other persons except, to the extent that in connection with the disposition of the Fund's assets, the Fund may be deemed to be an underwriter.

8.       SENIOR SECURITIES

                  No Fund may issue senior securities except to the extent permitted by the 1940 Act.

NONFUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations which are not fundamental policies of the Fund. A nonfundamental policy will not be used to defeat a fundamental limitation of a Portfolio. Reference to a Fund includes reference to its corresponding Portfolio, if applicable, which has the same fundamental policies as the Fund. The policies of a Fund may be changed by the Board, or in the case of its corresponding Portfolio, the Core Trust or Schroder Core Board, if applicable.

1.       BORROWING

               For purposes of the limitation on borrowing, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (5) the lending of securities ("leverage transactions"). (See Fundamental Limitation No. 3 "Borrowing" above.

2.       LIQUIDITY

                  No Fund may invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. Each Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

3.       EXERCISING CONTROL OF ISSUERS

                  No Fund may make investments for the purpose of exercising control of an issuer. Investments by a Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

4.       OTHER INVESTMENT COMPANIES

                  No Fund may invest in securities of another investment company, except to the extent permitted by the 1940 Act.

5.       SHORT SALES AND PURCHASING ON MARGIN

                  No Fund may sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

                  No Fund may purchase securities on margin, except that a Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

6.       OPTIONS, WARRANTS AND FUTURES CONTRACTS

                  No Fund may invest in futures or options contracts regulated by the CFTC for: (1) bona fide hedging purposes within the meaning of the rules of the CFTC and (2) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

                  No Fund: (1) will hedge more than [50%] of its total assets by selling futures contracts, buying put options, and writing call options (so called "short positions"); (2) will buy futures contracts or write put options whose underlying value exceeds [25%] of the Fund's total assets; and (3) will buy call options with a value exceeding [5%] of the Fund's total assets.

3.       PERFORMANCE AND ADVERTISING DATA

Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. All performance information supplied by the Funds is historical and is not intended to indicate future returns. Each Fund's yield and total return fluctuate in response to market conditions and other factors. The value of a Fund's shares when redeemed may be more or less than their original cost.

In performance advertising, the Funds may compare any of their performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare any of their performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, Shearson Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, Russell 2000 Index, Morgan Stanley - Europe, Australian and Far East Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Corporate Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). In addition, the Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds' and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

SEC YIELD CALCULATIONS

Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that each Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Norwest, Processing Organizations and others may charge their customers, various retirement plans or other shareholders that invest in a Fund fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yields of a Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of a Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

FIXED INCOME AND EQUITY FUNDS

Standardized yields for the Funds used in advertising are computed by dividing a Fund's dividends and interest earned (in accordance with specific standardized rules) for a given 30 days or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. In general, interest income is reduced with respect to municipal securities purchased at a premium over their par value by subtracting a portion of the premium from income on a daily basis. In general, interest income is increased with respect to municipal securities purchased at original issue at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from these calculations.

Income calculated for the purpose of determining each Fund's standardized yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

TOTAL RETURN CALCULATIONS

Standardized total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Fund's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Fund's shares. Average annual total returns are calculated, through the use of a formula prescribed by the SEC, by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. The average annual total return is computed separately for each class of shares of a Fund. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

         P(1+T)n = ERV

         Where:
                  P = a  hypothetical  initial  payment  of  $1,000
                  T = average annual total return
                  n = number of years
                  ERV = ending  redeemable  value:  ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                  PT = period total return
                  The other definitions are the same as in average annual total return above

CORE-GATEWAY PERFORMANCE

When a Fund such as Performa Disciplined Growth Fund (a "Gateway fund") invests all of its investable assets in another investment company such as Disciplined Growth Portfolio (a "Core fund"), special performance calculation rules apply. For instance, if a Gateway fund invests in a Core fund that has a performance history prior to the investment by the Gateway fund, the Gateway fund will assume the performance history of the Core fund. That history will not be restated to reflect the internal expense ratio of the Gateway fund. However, a Core fund's performance will be restated to reflect any sales charges that are applicable to the Gateway fund's shares.

OTHER ADVERTISEMENT MATTERS

The Funds may advertise other forms of performance. For example, the Funds may quote unaveraged or cumulative total returns reflecting the change in the value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Any performance information may be presented numerically or in a table, graph or similar illustration.

The Funds may also include various information in their advertisements including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quartile or daily); (4) information relating to inflation and its effects on the dollar; for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively; (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging; (6) descriptions of the Funds' portfolio managers and the portfolio management staff of the Investment Advisers or summaries of the views of the portfolio managers with respect to the financial markets; (7) the results of a hypothetical investment in a Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of earning Federally and, if applicable, state tax-exempt income from a Fund or investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; and (9) the net asset value, net assets or number of shareholders of a Fund as of one or more dates.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of any Fund's performance.

The Funds may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar cost averaging program, an investor invests a fixed dollar amount in a Fund at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

                                       Systematic                    Share                    Shares
               Period                  Investment                    Price                   Purchased
               ------                  ----------                    -----                   ---------
                  1                       $100                        $10                      10.00
                  2                       $100                        $12                      8.33
                  3                       $100                        $15                      6.67
                  4                       $100                        $20                      5.00
                  5                       $100                        $18                      5.56
                  6                       $100                        $16                      6.25
                                          ----                        ---                      ----
                           Total Invested $600        Average Price $15.17        Total Shares 41.81


In connection with its advertisements each Fund may provide "shareholders letters" which serve to provide shareholders or investors an introduction into the Fund's, the Trust's or any of the Trust's service provider's policies or business practices. For instance, advertisements may provide for a message from Norwest or its parent corporation that Norwest has for more than 60 years been committed to quality products and outstanding service to assist its customers in meeting their financial goals and setting forth the reasons that Norwest believes that it has been successful as a national financial services firm.

4.       MANAGEMENT

The officers and Trustees of the Trust may be directors, officers or employees of (and persons providing services to the Trust may include) Forum, its affiliates or certain non-banking affiliates of Norwest.

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and officers of the Trust and their principal occupations during the past five years and age as of August 31, 1997 are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

John Y. Keffer, Chairman and President,* Age 54.

          President  and Owner,  Forum  Financial  Services,  Inc. (a registered broker-dealer), Forum Administrative Services, Limited Liability Company (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent), and other companies within the Forum Financial Group of companies. Mr. Keffer is a Director, Trustee and/or officer of various registered investment companies for which Forum Financial Services, Inc. or its affiliates serves as manager, administrator or distributor. His address is Two Portland Square, Portland, Maine 04101.

Robert C. Brown, Trustee,* Age 65.

         Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation since February 1993. Prior thereto, he was Manager of Capital Markets Group, Norwest Corporation (a multi-bank holding company and parent of Norwest), until 1991. His address is 1431 Landings Place, Sarasota, Florida 34231.

Donald H. Burkhardt, Trustee, Age 70.

          Principal of The Burkhardt Law Firm. His address is 777 South Steele Street, Denver, Colorado 80209.

James C. Harris, Trustee, Age 76.

          President and sole Director of James C. Harris & Co., Inc. (a financial consulting firm). Mr. Harris is also a liquidating trustee and former Director of First Midwest Corporation (a small business investment company). His address is 6950 France Avenue South, Minneapolis, Minnesota 55435.

Richard M. Leach, Trustee, Age 63.

          President of Richard M. Leach Associates (a financial consulting firm) since 1992. Prior thereto, Mr. Leach was Senior Adviser of Taylor
          Investments (a registered investment adviser), a Director of Mountainview Broadcasting (a radio station) and Managing Director of Digital Techniques, Inc. (an interactive video design and manufacturing company). His address is P.O. Box 1888, New London, New Hampshire 03257.

John S. McCune,* Trustee, Age 46.

          President,   Norwest  Investment   Services,   Inc.  (a  broker-dealer
          subsidiary of Norwest bank) His address is 608 2nd Avenue South, Minneapolis, Minnesota 55479.

Timothy J. Penny, Trustee, Age 45.

         Senior Counselor to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization) since January 1995. Prior thereto Mr. Penny was the Representative to the United States Congress from Minnesota's First Congressional District. His address is 500 North State Street, Waseca, Minnesota 56095.

Donald C. Willeke, Trustee, Age 56.

          Principal of the law firm of Willeke & Daniels. His address is 201 Ridgewood Avenue, Minneapolis, Minnesota 55403.

Robert Campbell, Treasurer, Age 36.

         Director of Fund Accounting, Forum Financial Services, Inc., with which he has been associated since April 1997. Prior thereto, from February 1994 - April 1996 Mr. Campbell was Vice President-Business Unit Head, Domestic Fund Services at State Street Fund Services, Inc. (a manager of investment company). Prior thereto, from September 1992 - January 1994 Mr. Campbell was Assistant Vice President-Fund Manager at State Street Bank & Trust Company, (a financial services provider) and prior thereto First Line Manager. His address is Two Portland Square, Portland, Maine 04101.

David I. Goldstein, Vice President and Secretary, Age 35.

          Managing Director and Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Mr. Goldstein is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Sara M. Clark, Vice President and Assistant Treasurer, Age 33.

         Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1991 to 1994 Ms. Clark was Controller of Wright Express Corporation (a national credit card company) and for six years prior thereto was employed at Deloitte & Touche LLP as an accountant. Ms. Clark is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

Thomas G. Sheehan, Vice President and Assistant Secretary, Age 42.

          Managing Director and Counsel, Forum Financial Services, Inc., with which he has been associated since 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the SEC. Mr. Sheehan is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Catherine S. Wooledge, Assistant Secretary, Age 55.

         Counsel, Forum Financial Services, Inc., with which she has been associated since 1996. Prior thereto, Ms. Wooledge was an associate at the law firm of Morrison & Forester since September 1994, prior thereto Ms. Wooledge was an associate corporate counsel at Franklin Resources, Inc. since September 1993, and prior thereto associate at the law firm of Drinker Biddle & Reath, Washington, D.C. Ms. Wooledge is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

Don L. Evans, Assistant Secretary, Age 49.

         Assistant Counsel, Forum Financial Services, Inc., with which he has been associated since 1995. Prior thereto, Mr. Evans was associated with the law firm of Bisk & Lutz and prior thereto was associated with the law firm of Weiner & Strother. Mr. Evans is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.
         His address is Two Portland Square, Portland, Maine.

Renee A. Walker, Assistant Secretary, Age 27.

         Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, Ms. Walker was an administrator at Longwood Partners (the manager of a hedge fund partnership) for a year. After graduating from college, from 1991 to 1993 Ms. Walker was a sales representative assistant at PaineWebber Incorporated (a broker-dealer). Her address is Two Portland Square, Portland, Maine 04101.

COMPENSATION OF TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee of the Trust is paid a retainer fee in the total amount of $5,000, payable quarterly, for the Trustee's service to the Trust and to Norwest Select Funds, a separate registered open-end management investment company for which each Trustee serves as trustee. In addition, each Trustee is paid $3,000 for each regular Board meeting attended (whether in person or by electronic communication) and is paid $1,000 for each Committee meeting attended on a date when a Board meeting is not held. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. Mr. Keffer received no compensation for his services as Trustee for the past year or compensation or reimbursement for his associated expenses. In addition, no officer of the Trust is compensated by the Trust.

Mr. Burkhardt, Chairman of the Trust's and Norwest Select Funds' audit committees, receives additional compensation of $6,000 from the Trust and Norwest Select Funds allocated pro rata between the Trust and Norwest Select Funds based upon relative net assets, for his services as Chairman. Each Trustee was elected by shareholders on April 30, 1997.

The following table provides the aggregate compensation paid to the Trustees of the Trust by the Trust and Norwest Select Funds, combined. Norwest Select Funds have a December 31 fiscal year end. Information is presented for the twelve month period ended May 31, 1997, which was the fiscal year end of all of the Trust's portfolios.

                                                                             TOTAL COMPENSATION FROM
                                                     TOTAL COMPENSATION       THE TRUST AND NORWEST
                                                       FROM THE TRUST             SELECT FUNDS
                                                       --------------             ------------

         Mr. Brown                                        $30,942                    $31,000
         Mr. Burkhardt                                    $36,932                    $37,000
         Mr. Harris                                       $30,942                    $31,000
         Mr. Leach                                        $30,942                    $31,000
         Mr. Penny                                        $30,942                    $31,000
         Mr. Willeke                                      $30,942                    $31,000
         Mr. McCune                                       $30,942                    $31,000

Neither the Trust nor Norwest Select Funds has adopted any form of retirement plan covering Trustees or officers. For the twelve month period ended May 31, 1997 total expenses of the Trustees (other than Mr. Keffer) was $22,804 and total expenses of the trustees of Norwest Select Funds was $46.

As of September 30, 1997, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Funds.

TRUSTEES AND OFFICERS OF CORE TRUST

The Trustees and officers of Core Trust and their principal occupations during the past five years and ages are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of Core Trust is indicated by an asterisk. Messrs. Keffer, Goldstein, Sheehan, and Misses. Clark and Walker, officers of Core Trust, all currently serve as officers of the Trust.
Accordingly, for background information pertaining to these officers, (see "Management - Trustees and Officers - Trustees and Officers of the Trust.")

John Y. Keffer,* Chairman and President.

Costas Azariadis, Trustee, Age 53.

          Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

James C. Cheng, Trustee, Age 54.

          President of Technology Marketing Associates (a marketing consulting company) since September 1991. Prior thereto, Mr. Cheng was President and Chief Executive Officer of Network Dynamics, Incorporated (a software development company). His address is 27 Temple Street, Belmont, Massachusetts 02178.

J. Michael Parish, Trustee, Age 53.

          Partner at the law firm of Reid & Priest. Prior thereto he was a partner at the law firm of Winthrop Stimson Putnam & Roberts. His address is 40 Wall Street, New York, New York 10005.

Robert B. Campbell, Treasurer.

Sara M. Clark, Vice President, Assistant Secretary and Assistant Treasurer.

David I. Goldstein, Secretary.

Thomas G. Sheehan, Assistant Secretary.

Renee A. Walker, Assistant Secretary

The Trustees and officers of Schroder Core and their principal occupations during the past five years and ages are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of Core Trust is indicated by an asterisk. Messrs. Keffer and Sheehan, and Ms. Wooledge, officers of Schroder Core, all currently serve as officers of the Trust. Accordingly, for background information pertaining to these officers, (see "Management - Trustees and Officers - Trustees and Officers of the Trust.")

         PETER E. GUERNSEY, Oyster Bay, New York - Trustee of the Trust - Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers.

         JOHN I. HOWELL, Greenwich, Connecticut - Trustee of the Trust - Private Consultant since February 1987; Honorary Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.

         CLARENCE F. MICHALIS, 44 East 64th Street, New York, New York - Trustee of the Trust - Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation).

         MARK J. SMITH(b), 33 Gutter Lane, London, England - President and Trustee of the Trust - First Vice President of Schroder since April 1990; Director and Vice President, Schroder Advisors.

         ROBERT G. DAVY, 787 Seventh Avenue, New York, New York - a Vice-President of the Trust - Director of Schroder and Schroder Capital Management International Ltd. since 1994; First Vice President of Schroder since July, 1992; prior thereto, employed by various affiliates of Schroders plc in various positions in the investment research and portfolio management areas since 1986.

         MARGARET H. DOUGLAS-HAMILTON(b)(c), 787 Seventh Avenue, New York, New York - Vice President of the Trust - Secretary of SCM since July 1995; Secretary of Schroder Advisers since April 1990; First Vice President and General Counsel of Schroders Incorporated(b) since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm.

         RICHARD R. FOULKES, 787 Seventh Avenue, New York, New York - a Vice President of the Trust; Deputy Chairman of Schroder since October 1995; Director and Executive Vice President of Schroder Capital Management International Ltd. since 1989.

         CATHERINE S. WOOLEDGE, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust - Counsel, Forum
         Financial Services, Inc. Prior thereto, associate at Morrison & Foerster from September 1994 through October 1996; associate corporate counsel at Franklin Resources, Inc. September 1993 through September 1994; and prior thereto, associate at Drinker Biddle & Reath, Washington, D.C.

         BARBARA GOTTLIEB(c), 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust Assistant Vice President of SWIS since July 1995 prior thereto held various positions with SWIS affiliates.

         JOHN Y. KEFFER, 2 Portland Square, Portland, Maine - Vice President of the Trust. President of Forum Financial Services, Inc., the Fund's sub-administrator, and Forum Financial Corp., the Fund's transfer and dividend disbursing agent and fund accountant.

         JANE P. LUCAS, (c) 787 Seventh Avenue, New York, New York - Vice President of the Trust - Director and Senior Vice President Schroder; Director of SCM since September 1995; Assistant Director Schroder Investment Management Ltd. since June 1991.

         GERARDO MACHADO, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Associate, Schroder.

         CATHERINE A. MAZZA, 787 Seventh Avenue, New York, New York - Vice President of the Trust - President of Schroder Advisors since 1997; First Vice President of Schroder and SCM since 1996; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985.

          THOMAS G. SHEEHAN, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust - Counsel, Forum Financial Services, Inc. since 1993; prior thereto, Special Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.

         FARIBA TALEBI, 787 Seventh Avenue, New York, New York - Vice President of the Trust - First Vice President of Schroder since April 1993, employed in various positions in the investment research and portfolio management areas since 1987.

         JOHN A. TROIANO(b), 787 Seventh Avenue, New York, New York - Vice President of the Trust - Managing Director and Senior Vice President of Schroder since October 1995; Director of Schroder Advisors since October 1992; Director of Schroder since 1991; prior thereto, employed by various affiliates of Schroder in various positions in the investment research and portfolio management areas since 1981.

         IRA L. UNSCHULD, 787 Seventh Avenue, New York, New York - Vice President of the Trust - Vice President of Schroder since April, 1993 and an Associate from July, 1990 to April, 1993; prior to July, 1990, employed by various financial institutions as a securities or financial analyst.

         ALEXANDRA POE, 787 Seventh Avenue, New York, New York - Secretary and Vice President of the Trust - Vice President of Schroder since August 1996; Fund Counsel and Senior Vice President of Schroder Advisors since August 1996; prior thereto an investment management attorney with Gordon Altman Butowsky Weitzen Shalov & Wein since July 1994; prior thereto counsel and Vice President of Citibank, N.A. since 1989.

         MARY KUNKEMUELLER, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust.

INVESTMENT ADVISORY SERVICES

GENERAL

The advisory fee for each Fund is based on the average daily net assets of the Fund at the annual rate disclosed in the Fund's prospectus. To the extent that a Fund invests in one or more core portfolios, the advisory fee paid by the Fund will be with respect to the core portfolio for advisory services rendered at the portfolio level.

All investment advisory fees are accrued daily and paid monthly. Each investment adviser, in its sole discretion, may waive or continue to waive all or any portion of its investment advisory fees.

In addition to receiving its advisory fee from the Funds, each investment adviser or its affiliates may act and be compensated as investment manager for its clients with respect to assets which are invested in a Fund. In some instances an investment adviser or its affiliates may elect to credit against any investment management, custodial or other fee received from, or rebate to, a client who is also a shareholder in a Fund an amount equal to all or a portion of the fees received by the investment adviser or any of its affiliates from a Fund with respect to the client's assets invested in the Fund.

NORWEST INVESTMENT MANAGEMENT

Norwest furnishes at its expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting portfolio transactions for each Portfolio (except Schroder Global Growth Portfolio). Under an Investment Advisory Agreement between Norwest and Core Trust on behalf of the Portfolios (other than Schroder Global Growth Portfolio), Norwest may delegate its responsibilities to any investment subadviser approved by the Board and, as applicable, interestholders, with respect to all or a portion of the assets of the Portfolio. The Investment Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Core Trust Board or by vote of the shareholders, and in either case, by a majority of the trustees who are not interested persons of any party to the Investment Advisory Agreement, at a meeting called for the purpose of voting on the Investment Advisory Agreement.

Each Investment Advisory Agreement is terminable without penalty with respect to the Portfolio on 60 days' written notice: (1) by the Board or by a vote of a majority of the outstanding voting securities of the Fund to the Adviser or (2) by the Adviser on 60 days' written notice to the Core Trust. Each Investment Advisory Agreement shall terminate upon assignment. The Investment Advisory
Agreements also provide that, with respect to the Portfolios (other than Schroder Global Growth Portfolio), neither Norwest nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the Investment Advisory Agreements shall be deemed to protect, or purport to protect, the Adviser against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Norwest's duties or by reason of reckless disregard of its obligations and duties under the Investment Advisory Agreements. The Investment Advisory Agreements provide that Norwest may render services to others.

Norwest also currently acts as investment adviser to each Performa Fund. The investment advisory agreements between Norwest and the Trust on behalf of the Funds are identical to the Investment Advisory Agreements between Core Trust and Norwest on behalf of the Portfolios (other than Schroder Global Growth Portfolio), except for the fees payable thereunder (no fee is payable to the extent that a Fund is invested in an investment company) and certain immaterial matters.

SCHRODER CAPITAL MANAGEMENT INTERNATIONAL, INC.

Pursuant to a separate Advisory Agreement between Schroder Core and Schroder, Schroder acts as investment adviser to Schroder Global Growth Portfolio and is required to furnish at its expenses all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting portfolio transactions for the Portfolio. The Advisory Agreement between Schroder Core and Schroder will continue in effect only if such continuance is specifically approved at least annually: (1) by the Schroder Core Board or by vote of a majority of the outstanding voting interests of the Portfolio, and , in either case, (2) by a majority of Schroder Core's trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the Schroder Core), at a meeting called for the purpose of voting on the Advisory Agreement; provided further, however, that if the Advisory Agreement or the continuation of the Agreement is not approved as to the Portfolio, the adviser may continue to render to the Portfolio the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

On behalf of Performa Global Growth Fund, Norwest and the Trust have entered into an Investment Subadvisory Agreement with Schroder. The Investment Subadvisory Agreement would become operative and Schroder would directly manage the Fund's assets if the Board determined it was no longer in the best interest of the Fund to invest in another registered investment company. In that event, pursuant to the Investment Subadvisory Agreement, Schroder would make investment decisions directly for the Fund and continuously review, supervise and administer the Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest had so delegated. Schroder would be required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Fund's investments and effecting portfolio transactions for the Funds (to the extent of Norwest's delegation).

The Investment Subadvisory Agreement will continue in effect only if such continuance is specifically approved at least annually: (1) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and, in either case, (2) by a majority of the Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Trust), at a meeting called for the purpose of voting on the Investment Subadvisory Agreements. If the Investment Subadvisory Agreement is not approved as to the Fund, the Subadviser may continue to render to the Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to the Fund on 60 days' written notice when authorized either by majority vote of the Fund's shareholders or by the Board, or by Schroder on 60 days' written notice to the Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to the Fund, neither Schroder nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Schroder against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Schroder's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreement provides that Schroder may render services to others.

No payments currently are made under the Fund's Investment Subadvisory Agreement with Schroder because the Fund currently invests all its investable assets in the Portfolio.

SUB-ADVISERS

Norwest pays a fee to each of the Subadvisers. These fees do not increase the fees paid by shareholders of the Funds. The amount of the fees paid by Norwest to each Subadviser may vary from time to time as a result of periodic negotiations with the Subadviser regarding such matters as the nature and extent of the services (other than investment selection and order placement activities) provided by the Subadviser to the Portfolio, the increased cost and complexity of providing services to the Portfolio, the investment record of the Subadviser in managing the Portfolio and the nature and magnitude of the expenses incurred by the Subadviser in managing the Portfolio's assets and by the Adviser in overseeing and administering management of the Portfolio. However, the contractual fee payable to each Portfolio by Norwest for investment advisory services will not vary as a result of those negotiations.

Norwest performs internal due diligence on each Subadviser and monitors each Subadviser's performance using its proprietary investment adviser selection and monitoring process. Norwest will be responsible for communicating performance targets and evaluations to Subadvisers, supervising each Subadviser's compliance with the Portfolio's fundamental investment objectives and policies, authorizing Subadvisers to engage in certain investment techniques for the Portfolio, and recommending to the Board of Trustees whether sub-advisory agreements should be renewed, modified or terminated. Norwest also may from time to time recommend that the Core Trust Board replace one or more Subadvisers or appoint additional Subadvisers, depending on the Norwest's assessment of what combination of Subadvisers it believes will optimize each Portfolio's chances of achieving its investment objectives.

GALLIARD

To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with Performa Strategic Value Bond Fund, Norwest has entered into an Investment Subadvisory Agreement with Galliard, located at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479. Galliard is registered with the SEC as an investment adviser and is an investment advisory subsidiary of Norwest Bank. Pursuant to the Investment Subadvisory Agreement, Galliard makes investment decisions for the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using Galliard as a subadviser. Currently, Galliard manages the entire portfolio of the Portfolio and has done so since the Fund's inception. Galliard is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Portfolio's investments and effecting portfolio transactions for each Fund (to the extent of Norwest's delegation). Norwest supervises the performance of Galliard including its adherence to the Portfolio's investment objectives and policies and pays Galliard a fee for its investment management services. As of October 1, 1997, for its services under the Sub-Investment Advisory Agreement, Norwest pays Galliard a fee based on each Fund's average daily net assets at an annual rate of [0.50]%.

The Investment Subadvisory Agreement will continue in effect only if such continuance is specifically approved at least annually: (1) by the Core Board or by vote of a majority of the outstanding voting securities of the Portfolio, and, in either case; (2) by a majority of the Core Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Core Trust), at a meeting called for the purpose of voting on the Investment Subadvisory Agreements; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to the Portfolio the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to the Portfolio on 60 days' written notice when authorized either by majority vote of the Fund's shareholders or by the Core Board, or by Galliard on 60 days written notice to Core Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to each Portfolio, neither Galliard nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Galliard against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Galliard's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreements provides that Galliard may render services to others.

Galliard also currently serves as investment subadviser to Performa Strategic Value Bond Fund pursuant to an investment subadvisory agreement between Galliard and Norwest. The investment subadvisory agreement with respect to the Fund is identical to the Investment Subadvisory Agreement, except for the fees payable thereunder (no fee is payable under the investment subadvisory agreement to the extent that the Fund is invested in an investment company) and certain immaterial matters.

SMITH ASSET MANAGEMENT GROUP, L.P.

To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with Performa Disciplined Growth Fund and Performa Small Cap Value Fund, Norwest has entered into an Investment Subadvisory Agreement with Smith, located at 500 Crescent Court, Suite 250, Dallas, Texas. Smith is registered with the SEC as an investment adviser and is an investment advisory subsidiary of Norwest Bank. Pursuant to the Sub-Investment Advisory Agreement, Smith makes investment decisions for each of the Portfolios and continuously reviews, supervises and administers each Portfolios' investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using Smith as a subadviser. Currently, Smith manages the entire investment portfolio of each Portfolio and has done so since the Portfolios' inception. Norwest supervises the performance of Smith including its adherence to the Portfolio's investment objectives and policies and pays Smith a fee for its investment management services. As of October 1, 1997, for its services under the Investment Subadvisory Agreement, Norwest pays Smith a fee based on Disciplined Growth Portfolio's and Small Cap Value Portfolio's average daily net assets at an annual rate of 0.35% and 0.45%, respectively.

Under its Investment Subadvisory Agreement, Smith makes investment decisions for each Portfolio and continuously reviews, supervises and administers each Portfolios' investment program with respect to that portion, if any, of the Portfolio's portfolio for which Norwest has delegated management responsibility. Smith is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of each Portfolio's investments and effecting portfolio transactions for each Portfolio (to the extent of Norwest's delegation).

During the past 17 years, Smith, the portfolio manager of Performa Disciplined Growth Fund and Performa Small Cap Value Fund, has developed a proprietary model investment style which utilizes the concept of earnings surprise to aid in successful stock selection. This proprietary model, known as the EARNINGS SURPRISE PREDICTOR ("ESP") model, is based on the idea that companies reporting positive earnings surprises have consistently outperformed those companies reporting negative earnings surprises. The ESP model works on the following three-discipline approach: (1) Buy Discipline - buy based on an objective strategy driven by earnings surprise; (2) Portfolio Discipline - eliminate factors that may dilute the positive impact of earnings surprise on return; and
(3) Sell Discipline - sell using objective criteria to eliminate factors that cloud judgment, including emotion.

The Investment Subadvisory Agreement will continue in effect with respect to a Portfolio only if such continuance is specifically approved at least annually:
(1) by the Core Trust Board or by vote of a majority of the outstanding voting securities of the Portfolios, and, in either case; (2) by a majority of the Core Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Core Trust), at a meeting called for the purpose of voting on the Investment Subadvisory
Agreements; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to each Portfolio the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to a Portfolio on 60 days' written notice when authorized either by majority vote of the Portfolio's shareholders or by the Core Trust Board, or by Smith on 60 days written notice to the Core Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to each Portfolio, neither Smith nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Smith against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Smith's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreements provides that Smith may render services to others. Smith also currently serves as Investment Subadviser to the Funds pursuant to an investment advisory agreement between Smith and Norwest. The investment subadvisory agreement with respect to the Funds is identical to the Investment Subadvisory Agreement, except for the fees payable thereunder (no fee is payable under the investment subadvisory agreement with respect to a Fund to the extent that the Fund is invested in an investment company) and certain immaterial matters.

MANAGEMENT AND ADMINISTRATIVE SERVICES

MANAGER AND ADMINISTRATOR

Forum manages all aspects of the Trust's operations with respect to each Fund except those which are the responsibility of Forum, Norwest, any other Investment Adviser or Investment Subadviser to a Fund, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Fund, Forum has entered into a Management Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Fund, Forum: (1) oversees (a) the preparation and maintenance by the Advisers and the Trust's administrator, custodian, transfer agent, dividend disbursing agent and fund accountant (or if appropriate, prepares and maintains) in such form, for such periods and in such locations as may be required by applicable law, of all documents and records relating to the operation of the Trust required to be prepared or maintained by the Trust or its agents pursuant to applicable law; (b) the reconciliation of account information and balances among the Advisers and the Trust's custodian, transfer agent, dividend disbursing agent and fund accountant; (c) the transmission of purchase and redemption orders for Shares; (d) the notification of the Advisers of available funds for investment; and (e) the performance of fund accounting, including the calculation of the net asset value per Share; (2) oversees the Trust's receipt of the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust;

(3) oversees the performance of administrative and professional services rendered to the Trust by others, including its administrator, custodian, transfer agent, dividend disbursing agent and fund accountant, as well as accounting, auditing, legal and other services performed for the Trust; (4) provides the Trust with adequate general office space and facilities and provides, at the Trust's request and expense, persons suitable to the Board to serve as officers of the Trust; (5) oversees the preparation and the printing of the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (6) oversees the preparation of proxy and information statements and any other communications to shareholders; (7) with the cooperation of the Trust's counsel, Investment Advisers and other relevant parties, oversees the preparation and dissemination of materials for meetings of the Board; (8) oversees the preparation, filing and maintenance of the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (9) oversees registration and sale of Fund shares, to ensure that such shares are properly and duly registered with the SEC and applicable state and other securities commissions; (10) oversees the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; (11) oversees the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended, and oversees the preparation and distribution to appropriate parties of notices announcing the declaration of dividends and other distributions to shareholders; (12) reviews and negotiates on behalf of the Trust normal course of business contracts and agreements; (13) maintains and reviews periodically the Trust's fidelity bond and errors and omission insurance coverage; and (14) advises the Trust and the Board on matters concerning the Trust and its affairs.

The Management Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Management Agreement also provides that neither Forum nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of their obligations and duties under the Management Agreement.

FAS manages all aspects of the Trust's operations with respect to each Fund except those which are the responsibility of Forum, Norwest, or any other Investment Adviser or Investment Subadviser to a Fund, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Fund, FAS has entered into an Administrative Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Fund, FAS: (1) provides the Trust with, or arranges for the provision of, the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (2) assists in the preparation and the printing and the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (3) assists in the preparation of proxy and information statements and any other communications to shareholders; (4) assists the Advisers in monitoring Fund holdings for compliance with Prospectus and SAI investment restrictions and assists in preparation of periodic compliance reports; (5) with the cooperation of the Trust's counsel, the Investment Advisers, the officers of the Trust and other relevant parties, is responsible for the preparation and dissemination of materials for meetings of the Board;
(6) is responsible for preparing, filing and maintaining the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (7) is responsible for maintaining the Trust's existence and good standing under state law; (8) monitors sales of shares and ensures that such shares are properly and duly registered with the SEC and applicable state and other securities commissions; (9) is responsible for the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; and (10) is responsible for the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Code, as amended, and prepares and distributes to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders.

The Administrative Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Agreement also provides that neither FAS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FAS's or their duties or by reason of reckless disregard of their obligations and duties under the Administrative Agreement.

Pursuant to their agreements with the Trust, Forum and FAS may subcontract any or all of their duties to one or more qualified subadministrators who agree to comply with the terms of Forum's Management Agreement or FAS's Administration Agreement, as applicable. Forum and FAS may compensate those agents for their services; however, no such compensation may increase the aggregate amount of payments by the Trust to Forum or FAS pursuant to their Management and Administration Agreements with the Trust.

PORTFOLIOS OF CORE TRUST

Forum manages all aspects of Core Trust's operations with respect to the Portfolios except those which are the responsibility of Norwest or Schroder. With respect to each Portfolio, Forum has entered into a management agreement (the "Core Trust Management Agreement") that will continue in effect only if such continuance is specifically approved at least annually by the Core Trust Board or by the interestholders and, in either case, by a majority of the trustees who are not interested persons of any party to the Core Trust Management Agreement. Under the Core Trust Management Agreement, Forum performs similar services for each Portfolio as it and FAS perform under the Management and Administration Agreements, to the extent the services are applicable to the Portfolios and their structure.

NORWEST ADMINISTRATIVE SERVICES

Under an Administrative Servicing Agreement between the Trust and Norwest with respect to certain funds of the Trust, Norwest performs ministerial, administrative and oversight functions for the Funds and undertakes to reimburse certain excess expenses of the Funds. Among other things, Norwest gathers performance and other data from Schroder as the adviser of certain Portfolios and from other sources, formats the data and prepares reports to the Funds' shareholders and the Trustees. Norwest also ensures that Schroder is aware of pending net purchases or redemptions of each Fund's shares and other matters that may affect Schroder's performance of its duties. Lastly, Norwest has agreed to reimburse each Fund for any amounts by which its operating expenses (exclusive of interest, taxes and brokerage fees, organization expenses and, if applicable, distribution expenses, all to the extent permitted by applicable state law or regulation) exceed the limits prescribed by any state in which the Funds' shares are qualified for sale. [NO FEES WILL BE PAID TO NORWEST UNDER THE ADMINISTRATIVE SERVICING AGREEMENT UNLESS THE ASSETS OF EACH FUND THAT IS
SUBJECT TO THE AGREEMENT ARE INVESTED IN A PORTFOLIO OF ANOTHER REGISTERED INVESTMENT COMPANY.] The Administrative Servicing Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party.

The Administrative Servicing Agreement provides that neither Norwest nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of its or their obligations and duties under the agreement.

DISTRIBUTION

Forum also acts as distributor of the shares of the Fund. Forum acts as the agent of the Trust in connection with the offering of shares of the Funds on a "best efforts" basis pursuant to a Distribution Services Agreement.

Under the Distribution Services Agreement, the Trust has agreed to indemnify, defend and hold Forum, and any person who controls Forum within the meaning of
Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Forum or any such controlling person may incur, under the 1933 Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Trust's Registration Statement or a Fund's Prospectus or Statement of Additional Information in effect from time to time under the 1933 Act or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading. Forum is not, however, protected against any liability to the Trust or its shareholders to which Forum would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Forum's reckless disregard of its obligations and duties under the Distribution Services Agreement.

With respect to each Fund, the Distribution Services Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Distribution Services Agreement or interested persons of any such party.

The Distribution Services Agreement terminates automatically if assigned. With respect to each Fund, the Distribution Services Agreement may be terminated at any time without the payment of any penalty by the Board or by a vote of the Fund's shareholders on 60 days' written notice to Forum; or by FAS on 60 days' written notice to the Trust.

TRANSFER AGENT

Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479 acts as Transfer Agent of the Trust pursuant to a Transfer Agency Agreement. The Transfer Agency Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Transfer Agency Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agency Agreement.

The responsibilities of the Transfer Agent include: (1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (4) assisting in processing purchase and redemption transactions and receiving wired funds; (5) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (6) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (7) furnishing periodic statements and confirmations of purchases and redemptions; (8) transmitting proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (9) receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (10) providing such other related services as the Trust or a shareholder may request.

For its services, the Transfer Agent receives a fee computed daily and paid monthly from the Trust, with respect to each Fund, at an annual rate of 0.25% of the Fund's average daily net assets attributable to each class of the Fund.

CUSTODIAN

Pursuant to a Custodian Agreement, Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479 serves as each Fund's and each Portfolio's custodian (in this capacity the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, determining income and collecting interest on Fund investments. The fee is computed and paid monthly, based on the average daily net assets of the Fund, the number of portfolio transactions of the Fund and the number of securities in the Fund's portfolio.

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

Pursuant to rules adopted under the 1940 Act, a Fund may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board upon consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and possible risks of potential nationalization or expropriation of Fund assets. The Custodian employs qualified foreign subcustodians to provide custody of the Funds foreign assets in accordance with applicable regulations.

No Fund will pay custodian fees to the extent the Fund invests in shares of another registered investment company. Each Fund so invested incurs, however, its proportionate share of the custodial fees of the Portfolio in which it invests.

PORTFOLIO ACCOUNTING

Forum Accounting, an affiliate of Forum, performs portfolio accounting services for each Fund pursuant to a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Fund Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Fund Accounting Agreement.

Under the Fund Accounting Agreement, Forum Accounting prepares and maintains books and records of each Fund on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of each Fund (and class thereof) and dividends and capital gain distributions and prepares periodic reports to shareholders and the SEC. For its services, Forum Accounting receives from the Trust with respect to each Fund a fee of $3,000 per month plus for each additional class of the Fund above one $1,000 per month. In addition, Forum Accounting is paid additional surcharges for each of the following: (1) Funds with asset levels exceeding $100 million - $500/month, Funds with asset levels exceeding $250 million - $1000/month, Funds with asset levels exceeding $500 million - $1,500/month, Funds with asset levels exceeding $1,000 million - $2,000/month; (2) Funds requiring international custody - $1,000/month; (3) Funds with more than 30 international positions - $1,000/month; (4) Tax free money market Funds - $1,000/month; (5) Funds with more than 25% of net assets invested in asset backed securities - $1,000/month, Funds with more than 50% of net assets invested in asset backed securities - $2,000/month; (6) Funds with more than 100 security positions - $1,000/month; and (7) Funds with a monthly portfolio turnover rate of 10% or greater - $1,000/month.

Forum Accounting receives from the Trust with respect to each Gateway Fund a standard gateway fee of $1,000 per month plus for each additional class of the Fund above one - $1,000 per month. Forum Accounting also receives a fee of $2,000 per month for each Gateway Fund operating pursuant to Section 12(d)(1)(E) of the 1940 Act that invests in more than one security. In addition to the standard gateway fees, Forum Accounting is entitled to receive from the Trust with respect to each Gateway Fund operating pursuant to Section 12(d)(1)(H) of the 1940 Act additional surcharges as described above if the Fund invests in securities other than investment companies (calculated as if the securities were the Fund's only assets)

Surcharges are determined based upon the total assets, security positions or other factors as of the end of the prior month and on the portfolio turnover rate for the prior month. The rates set forth above shall remain fixed through December 31, 1997. On January 1, 1998, and on each successive January 1, the rates may be adjusted automatically by Forum without action of the Trust to reflect changes in the Consumer Price Index for the preceding calendar year, as published by the U.S. Department of Labor, Bureau of Labor Statistics. Forum shall notify the Trust each year of the new rates, if applicable.

Forum Accounting is required to use its best judgment and efforts in rendering fund accounting services and is not liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. Forum Accounting is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the

Trust has agreed to indemnify and hold harmless Forum Accounting, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to Forum Accounting's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to Forum Accounting by an officer of the Trust duly authorized. This indemnification does not apply to Forum Accounting's actions taken or failures to act in cases of Forum Accounting's own bad faith, willful misconduct or gross negligence.

Forum Accounting performs similar services for the Portfolios and, in addition, acts as the Portfolios' transfer agent.

EXPENSES

Subject to the obligations of Norwest to reimburse the Trust for its excess expenses as described above, the Trust has, under its Investment Advisory Agreements, confirmed its obligation to pay all its other expenses, including:
(1) interest charges, taxes, brokerage fees and commissions; (2) certain insurance premiums; (3) fees, interest charges and expenses of the Trust's custodian, transfer agent and dividend disbursing agent; (4) telecommunications expenses; (5) auditing, legal and compliance expenses; (6) costs of the Trust's formation and maintenance of its existence; (7) costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; (8) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; (9) costs of reproduction, stationery and supplies; (10) compensation of the Trust's trustees, officers and employees and costs of other personnel performing services for the Trust who are not officers of Norwest, Forum or affiliated persons of Norwest or Forum; (11) costs of corporate meetings; (12) registration fees and related expenses for registration with the SEC and the securities regulatory authorities of other countries in which the Trust's shares are sold;
(13) expenses incurred pursuant to state securities laws; 14) fees and out-of-pocket expenses payable to Forum Financial Services, Inc. under any distribution, management or similar agreement; (15) and all other fees and expenses paid by the Trust pursuant to any distribution or shareholder service plan adopted pursuant to Rule 12b-1 under the Act.

5.       PORTFOLIO TRANSACTIONS

The following discussion of portfolio transactions, while referring generally to the Funds, relates equally to the Portfolios.

Purchases and sales of portfolio securities for Funds that invest in fixed-income investments usually are principal transactions. Debt instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Funds generally will effect purchases and sales of equity securities through brokers who charge commissions except in the over-the-counter markets. Purchases of debt and equity securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. In the case of debt securities and equity securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Advisers in their best judgment and in a manner deemed to be in the best interest of shareholders of each Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund. In transactions on stock exchanges in the United States, commissions are negotiated, whereas on foreign stock exchanges commissions are generally fixed. Where transactions are executed in the over-the-counter market, each Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases the Funds will attempt to negotiate best execution.

Subject to the general policies regarding allocation of portfolio brokerage as set forth above, each of the Board, and Core Trust Board has authorized the Investment Advisers to employ their respective affiliates to effect securities transactions of the Funds or the Portfolios, provided certain other conditions are satisfied. Payment of brokerage commissions to an affiliate of an Investment Adviser for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. It is the Fund's policy that commissions paid to Schroder Securities Limited, Norwest Investment Services, Inc. ("NISI") and other affiliates of an Investment Adviser will, in the judgment of the Investment Adviser responsible for making portfolio decisions and selecting brokers, be: (1) at least as favorable as commissions contemporaneously charged by the affiliate on comparable transactions for its most favored unaffiliated customers and (2) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board, including a majority of the disinterested Trustees, has adopted procedures to ensure that commissions paid to affiliates of an Adviser by the Funds satisfy the foregoing standards. The Core Trust has adopted similar policies with respect to the Portfolios.

No Fund has an understanding or arrangement to direct any specific portion of its brokerage to an affiliate of an Investment Adviser, and will not direct brokerage to an affiliate of an Investment Adviser in recognition of research services. The practice of placing orders with NISI is consistent with each Fund's objective of obtaining best execution and is not dependent on the fact that NISI is an affiliate of Norwest.

From time to time, a Fund may purchase securities of a broker or dealer through which it regularly engages in securities transactions.

A Fund or Portfolio may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions, including certain dealer spreads, paid in connection with securities transactions, the Investment Adviser of the Fund or Portfolio takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Investment Advisers may also take into account payments made by brokers effecting transactions for a Fund or Portfolio: (1) to the Fund or Portfolio or (2) to other persons on behalf of the Fund or Portfolio for services provided to the Fund or Portfolio for which it would be obligated to pay.

In addition, the Investment Advisers may give consideration to research services furnished by brokers to the Advisers for their use and may cause the Funds and Portfolios to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Investment Adviser's own internal research and investment strategy capabilities. Such research and analysis may be used by the Investment Advisers in connection with services to clients other than the Funds and Portfolios, and not all such services may be used by the Investment Adviser in connection with the Funds. An Investment Adviser's fees are not reduced by reason of the Investment Adviser's receipt of the research services.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the obligation to seek the most favorable price and execution available and such other policies as the Boards may determine, an Adviser may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Investment decisions for the Funds (and for the Portfolios) will be made independently from those for any other account or investment company that is or may in the future become managed by the Investment Advisers or their affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the respective Investment Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Investment Advisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

Certain Funds may acquire securities issued by their "regular brokers and dealers" or the parents of those brokers and dealers. Regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year, (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

PORTFOLIO TURNOVER. A high rate of portfolio turnover involves corresponding greater expenses than a lower rate, which expenses must be borne by a Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. In order to continue for Federal tax purposes, less than 30% of the annual gross income of the Fund must be desired from the sale of securities held by the Fund for less than three months. (See "Taxation.")

6.       ADDITIONAL PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

GENERAL

Shares of all Funds are sold on a continuous basis by the distributor.

EXCHANGES

By making an exchange by telephone, the investor authorizes the Trust's transfer agent to act on telephonic instructions believed by the Trust's transfer agent to be genuine instructions from any person representing himself or herself to be the investor. The records of the Trust's transfer agent of such instructions are binding. The exchange procedures may be modified or terminated at any time upon appropriate notice to shareholders. For Federal income tax purposes, exchanges are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in such shares at the time of such transaction.

Shareholders of Shares may purchase, with the proceeds from a redemption of all or part of their shares, Shares of the other Funds.

REDEMPTIONS

In addition to the situations described in the Prospectus with respect to the redemptions of shares, the Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus from time to time.

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Funds have chosen not to make an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. Redemption requests in excess of applicable limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the Prospectus and a redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.

7.       TAXATION

Each Fund intends for each taxable year to qualify for tax treatment as a "regulated investment company" under the Code. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Fund must meet to qualify for such treatment, and of the application of state and local tax laws to his or her particular situation.

Certain listed options, regulated futures contracts and forward currency contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. Each Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

With respect to over-the-counter put and call options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by such Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that a Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Any option, futures contract, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that: (1) loss realized on disposition of one position of a straddle not be recognized to the extent that a Portfolio has unrealized gains with respect to the other position in such straddle; (2) a Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

For federal income tax purposes, gains and losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss.

A Portfolio's investments in zero coupon securities will be subject to special provisions of the Code which may cause the Portfolio to recognize income without receiving cash necessary to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. In order to satisfy those distribution requirements the Portfolio may be forced to sell other portfolio securities.

If Performa Global Growth Fund is eligible to do so, the Fund intends to file an election with the Internal Revenue Service to pass through to its shareholders its share of the foreign taxes paid by the Schroder Global Growth Portfolio. Pursuant to this election, a shareholder will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes considered to have been paid by the Fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against federal income taxes. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes considered to have been paid by the Fund. Under recently enacted legislation, a shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund at least 16 days during the 30-day period beginning 15 days before the date on which the shareholder becomes entitled to receive the dividend.

8.   ADDITIONAL INFORMATION ABOUT THE TRUST AND THE SHAREHOLDERS
     OF THE FUNDS

COUNSEL AND AUDITORS

Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by the law firm of Seward & Kissel, One Battery Park Plaza, New York, NY 10004.

KPMG Peat Marwick LLP, 99 High Street, Boston, MA 02110, independent auditors, serve as the independent auditors for the Trust.

GENERAL INFORMATION

The Trust is divided into thirty-nine separate series representing shares of the Funds. The Trust received an order from the SEC permitting the issuance and sale of separate classes of shares representing interests in each of the Trust's existing funds; however, the Trust currently issues and operates the various Funds, and separate classes of shares under the provisions of 1940 Act.

The Trust's shareholders are not personally liable for the obligations of the Trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Trust shareholders to liability. To guard against this risk, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Trust or its Trustees, and provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability is in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the Board believes that the risk of personal liability to a Trust shareholder is extremely remote.

In order to adopt the name Norwest Funds, the Trust agreed in each Investment Advisory Agreement with Norwest that if Norwest ceases to act as investment adviser to the Trust or any Fund whose name includes the word "Norwest," or if Norwest requests in writing, the Trust shall take prompt action to change the name of the Trust and any such Fund to a name that does not include the word "Norwest." Norwest may from time to time make available without charge to the Trust for the Trust's use any marks or symbols owned by Norwest, including marks or symbols containing the word "Norwest" or any variation thereof, as Norwest deems appropriate. Upon Norwest's request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust has acknowledged that any rights in or to the word "Norwest" and any such marks or symbols which exist or may exist, and under any and all circumstances, shall continue to be, the sole property of Norwest. Norwest may permit other parties, including other investment companies, to use the word "Norwest" in their names without the consent of the Trust. The Trust shall not use the word "Norwest" in conducting any business other than that of an investment company registered under the Act without the permission of Norwest.

SHAREHOLDINGS

As of October 1, 1997, due to its initial investment in each Fund, prior to the public offering of each Fund, Forum may be deemed to control each Fund. From time to time, these shareholders or other shareholders may own a large percentage of the Shares of a Portfolio and, accordingly, may be able to greatly affect (if not determine) the outcome of a shareholder vote.

FINANCIAL STATEMENTS

The fiscal year end of the Funds is May 31. Financial statements for each Fund's semi-annual period and fiscal year will be distributed to shareholders of record. The Board in the future may change the fiscal year end of the Fund.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

MUNICIPAL AND CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S INVESTORS SERVICE ("MOODY'S")

Moody's rates corporate bond issues, including convertible debt issues, as follows:

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, Ba or B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

                                       A1

STANDARD AND POOR'S CORPORATION ("S&P")

S&P rates corporate bond issues, including convertible debt issues, as follows:

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Bonds rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated C typically are subordinated to senior debt which as assigned an actual or implied CCC debt rating. This rating may also be used to indicate imminent default.

The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating Cl is reserved for income bonds on which no interest is being paid.

Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

                                       A2

FITCH INVESTORS SERVICE, L.P. ("FITCH")

Fitch rates corporate bond issues, including convertible debt issues, as follows:

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, shorter-term debt of these issuers is generally rated F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D categories.

                                       A3

PREFERRED STOCK

MOODY'S INVESTORS SERVICE

Moody's rates preferred stock as follows:

An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated baa is considered to be a medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue  which is rated caa is likely to be in  arrears on  dividend  payments.
This rating designation does not purport to indicate the future status of payments.

An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

An issue which is rated c can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

Note:   Moody's  applies  numerical   modifiers  1,  2  and  3  in  each  rating
classification from aa through b in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

STANDARD & POOR'S

S&P rates preferred stock as follows:

AAA is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                       A4

An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated C is a non-paying issue.

A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT TERM MUNICIPAL LOANS

MOODY'S INVESTORS SERVICE. Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. A rating of MIG-1/VMIG-1 denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Loans bearing the MIG-2/VMIG-2 designation are of high quality. Margins of protection are ample although not so large as in the MIG-1/VMIG-1 group. A rating of MIG 3/VMIG 3 denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. A rating of MIG 4/VMIG 4 denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest. Issues rated SP-3 have speculative capacity to pay principal and interest.

FITCH INVESTORS SERVICE, L.P. Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Short-term issues rated F-1+ are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of F-1 reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1.

OTHER MUNICIPAL SECURITIES AND COMMERCIAL PAPER

MOODY'S INVESTORS SERVICE

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2. Both are judged investment grade, to indicate the relative repayment ability of rated issuers.

                                       A5

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S CORPORATION

S&P's two highest commercial paper ratings are A-1 and A-2. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. A-3 issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated A-2 are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

FITCH INVESTORS SERVICE, L.P.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


                                       A6